Exhbit 99.2

Table 1: PG&E Corporation Business Priorities 2008-2011

1.    Deliver on EPS goals

2.    Improve system reliability

3.    Identify and capture operating efficiencies

4.    Focus on customer service and satisfaction

5.    Ensure workforce readiness and alignment

Table 2: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
First Quarter 2008 vs. First Quarter 2007
(in millions, except per share amounts)

	Three months ended March 31,
	Earnings		Earnings per Common Share Diluted

	2008	2007	2008	2007

PG&E Corporation Earnings from Operations (1)	$224	$256	$0.62	$0.71
Items Impacting Comparability (2)	-	-	-	-
PG&E Corporation Earnings on a GAAP basis	$224	$256	$0.62	$0.71

1.     Earnings from operations exclude items impacting comparability as noted in the following discussion.

2.     Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three month periods ended March 31, 2008 and 2007, PG&E Corporation did not have any items impacting comparability to report.

Table 3: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
First Quarter 2008 vs. First Quarter 2007
(in millions)

	Three months ended March 31,
	Earnings
	2008	2007

Pacific Gas and Electric Company Earnings from Operations (1)	$233	$258
Items Impacting Comparability (2)	-	-
Pacific Gas and Electric Company Earnings on a GAAP basis	$233	$258

1.     Earnings from operations exclude items impacting comparability.

2.     Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.  For the three month periods ended March 31, 2008 and 2007, Pacific Gas and Electric Company did not have any items impacting comparability to report.

Table 4: PG&E Corporation Earnings per Common Share from Operations
First Quarter 2008 vs. First Quarter 2007
($/Share, Diluted)

Q1 2007 EPS from Operations (1)	$0.71
Rate base revenue increase	0.08

Storm and outage costs (2)	(0.07)
Nuclear refueling outage	(0.07)
Miscellaneous items	(0.03)
Q1 2008 EPS from Operations (1)	$0.62

1.    See Table 2 for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.

2.    Includes $5 million, pre-tax, in customer rebates.

Table 5: PG&E Corporation Share Statistics
First Quarter 2008 vs. First Quarter 2007
(shares in millions, except per share amounts)

	First Quarter 2008	First Quarter 2007	% Change

Common Stock Data

Book Value per share – end of period (1)	$23.19	$21.60	7.36%

Weighted average common shares outstanding, basic	355	349	1.72%
Employee share-based compensation	1	2	(50.00)%
Weighted average common shares outstanding, diluted	356	351	1.42%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	375	370	1.35%

1.    Common shareholders’ equity per common share outstanding at period end (includes the effect of participating securities).

Source:    PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 6: Operational Performance Metrics
First Quarter Actual 2008 vs. Targets 2008

			2008
		Percentage Weight (1)	Q1 YTD Actual	Q1 YTD Target	EOY Target

1.	Earnings from operations (in millions)	40%	$224	See note (2)	See note (2)

2.	Customer Satisfaction & Brand Health Index (RI)	20%	75.7	77.0	77.0

3.	Reliable Energy Delivery	20%	0.483	1.000	1.000

4.	Employee Engagement Premier Survey	10%	See note (3)	See note (3)	66.00%

5.	Safety Performance	10%	3.356	3.195	3.483

1.    Represents weighting used in calculating PG&E Corporation Short-Term Incentive Plan performance for management employees.

2.    Internal target not publicly disclosed but is consistent with publicly disclosed guidance for 2008 EPS from operations of $2.90-$3.00.

3.    The Employee Engagement Premier Survey will be administered in December 2008 with results available in February 2009.

DEFINITIONS OF 2008 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Earnings from Operations:

Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations.  It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability).  The measurement is not in accordance with GAAP.  For a reconciliation of earnings from operations to consolidated net income in accordance with GAAP, see Tables 2 and 3 above.

The 2008 target for earnings from operations is based on the Utility’s 2008 authorized return on equity.  This target is not publicly reported but is consistent with PG&E Corporation’s publicly disclosed guidance range provided for 2008 EPS from operations of $2.90-$3.00.

2.	Customer Satisfaction & Brand Health Index:

The Customer Satisfaction & Brand Health Index is a combination of a Customer Satisfaction Score, which has a 75 percent weighting and a Brand Favorability Score, which has a 25 percent weighting in the composite.  The Customer Satisfaction Score is a measure of overall satisfaction with PG&E’s operational performance in delivering services such as reliability, pricing of services, and customer service experience.  The Brand Favorability Score is a measure of the overall favorability towards the PG&E brand, and measures the emotional connection that customers have with the brand and is based on assessing perceptions regarding PG&E’s images, such as trust, heritage, and social responsibility.  The Brand Favorability Score will measure residential, small business, and medium business customer perceptions, with weightings based on revenue:  60 percent for residential customers and 40 percent for business customers.

3.	Reliable Energy Delivery:

Reliable Energy Delivery Index is a composite of four categories outlined below.  Overall, these metrics provide a balanced view on the number and duration of electric systems unplanned interruptions, the integrity of the gas transmission and distribution system, and performance of the appropriate level of maintenance and focused investment on the system infrastructure.
1. System Average Interruption Frequency Index (SAIFI)
2. Customer Average Interruption Duration Index (CAIDI)
3. Execution of Electric-Based Work Units
4. Gas Transmission and Distribution Integrity

4.	Employee Engagement Premier Survey:

The employee engagement premier survey is designed around 15 key drivers of employee engagement.  The average overall employee engagement score provides a comprehensive metric that is derived by averaging the percent favorable responses from all 40 core survey items (all fall into one of the 15 key drivers).

5.	Safety Performance:

The OSHA Recordable Rate measures the number of OSHA Recordable injuries, illnesses, or exposures that (1) satisfy OSHA requirements for recordability, and (2) occur in the current year.  In general, an injury must result in medical treatment beyond first aid or result in work restrictions, death, or loss of consciousness to be OSHA Recordable.  The rate measures how frequently OSHA Recordable cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
First Quarter 2008 vs. First Quarter 2007

	Three Months Ended March 31,
	2008	2007
Electric Sales (in millions kWh)
Residential	8,097	7,966
Commercial	8,100	7,894
Industrial	3,649	3,376
Agricultural	694	625
BART, public street and highway lighting	241	206
Other electric utilities	-	1
Sales from Energy Deliveries	20,781	20,068

Total Electric Customers at March 31	5,125,986	5,080,745

Bundled Gas Sales (in millions MCF)
Residential	89	87
Commercial	24	25
Total Bundled Gas Sales	113	112
Transportation Only	149	143
Total Gas Sales	262	255

Total Gas Customers at March 31	4,276,096	4,248,338

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	3,327	4,909
Hydro (net)	2,071	2,143
Fossil	154	125
Total Utility Generation	5,552	7,177
Purchased Power
Qualifying Facilities	4,078	3,869
Irrigation Districts	252	612
Other Purchased Power	435	169
Spot Market Purchases/Sales, net	6,333	2,671
Total Purchased Power (1)	11,098	7,321

Delivery from DWR	3,445	5,290

Delivery to Direct Access Customers	1,509	1,676

Other (includes energy loss)	(823)	(1,396)

Total Electric Energy Delivered	20,781	20,068

Diablo Canyon Performance
Overall capacity factor (including refuelings)	68%	102%
Refueling outage period	2/3-3/31	None
Refueling outage duration during the period (days)	57.5	None

(1)           For the three months ended March 31, 2008 and 2007, Total Purchased Power is net of Spot Market Sales of 659 million kWh and 733 million kWh, respectively.

Table 8: PG&E Corporation Earnings per Common Share Guidance

2008 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.90	$3.00

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.90	$3.00

2009 EPS Guidance	Low	High
EPS Guidance on an Earnings from Operations Basis	$3.15	$3.25

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$3.15	$3.25

Management's statements regarding 2008 and 2009 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2008 and 2009, and general sensitivities for 2008 and 2009 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	the Utility’s ability to manage capital expenditures and operating costs within authorized levels and recover costs through rates in a timely manner;

•	the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the CPUC and the FERC;

•	the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;

•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas businesses;

•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;

•
operating performance of the Utility’s Diablo Canyon nuclear generating facilities, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•
whether the Utility can maintain the cost efficiencies it has recognized from its completed initiatives to improve its business processes and customer service, and identify and successfully implement additional cost-saving measures;

Table 8 (continued): PG&E Corporation Earnings per Common Share Guidance

•	whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas distribution systems;

•	whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;

•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;

•	the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;

•	the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;

•	the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;

•	the impact of environmental laws and regulations and the costs of compliance and remediation;

•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;

•	the impact of changes in federal or state tax laws, policies, or regulations; and

•	other factors and risks discussed in PG&E Corporation’s and the Utility’s 2007 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.

Table 9: Rate Base - Pacific Gas and Electric Company

	2007	2008	2009
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base (in billions)	$16.8	$18.4	$20.8

The estimates of rate base for 2008 and 2009 and the forecast of capital expenditures that the estimates are based on are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see the factors listed in Table 8, the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2007.

Table 10: General Earnings Sensitivities for 2008 and 2009
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated 2008 Earnings Impact	Estimated 2009 Earnings Impact

Rate base	+/- $100 million change in rate base (1)	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $10 million	+/- $11 million

Share count	+/- 1% change in average shares outstanding	-/+ $0.03 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1.    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2008 and 2009 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate.  Actual results may differ materially.  For a discussion of the factors that may affect future results, see the factors listed in Table 8 and the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2007.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2008
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents December 31, 2007	$345

Sources of Cash
Cash from operations	$1,035
Net proceeds from sale of assets	6
Decrease in restricted cash	2
Investments in and proceeds from nuclear decommissioning trust, net	47
Net proceeds from issuance of long-term debt	598
Common stock issued	39
$1,727

Uses of Cash
Capital expenditures	$853
Repayments under credit facilities	250
Net repayment of commercial paper	198
Long-term debt matured, redeemed, or repurchased	300
Energy recovery bonds matured	83
Common stock dividends paid	129
Other	6
$1,819

Cash and Cash Equivalents, March 31, 2008	$253

Source:  PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
First Quarter 2008 vs. First Quarter 2007
(in millions)

	2008	2007	Change

Cash Flow from Operating Activities (YTD March 31)
PG&E Corporation	$(19)	$2	$(21)
Pacific Gas and Electric Company	1,054	974	80
	$1,035	$976	$59

Consolidated Cash Balance (at March 31)
PG&E Corporation	$191	$433	$(242)
Pacific Gas and Electric Company	62	37	25
	$253	$470	$(217)

Consolidated Restricted Cash Balance (at March 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company(1)	1,324	1,443	(119)
	$1,324	$1,443	$(119)

1.    Includes $19 million and $17 million of restricted cash classified as Other Noncurrent Assets – Other in 2008 and 2007, respectively.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarters ended March 31, 2008 and March 31, 2007.

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
First Quarter 2008 vs. Year-End 2007
(in millions)

	Balance at
	March 31, 2008	December 31, 2007

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion	-	-
	280	280
Utility
Senior notes:
3.60% to 6.05% bonds, due 2009-2037	6,900	6,300
Unamortized discount	(18)	(22)
Total senior notes	6,882	6,278
Pollution control bond loan agreements, variable rates(1), due 2026(2)	614	614
Pollution control bond loan agreements, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 4.75%, due 2023	345	345
Pollution control bond loan agreements, variable rates(3), due 2016-2026	154	454
Less: current portion	(754)	-
Long-term debt, net of current portion	7,441	7,891
Total consolidated long-term debt, net of current portion	$7,721	$8,171

(1) At March 31, 2008, interest rates on these loans ranged from 0.90% to 1.30%.
(2) These bonds are supported by $620 million of letters of credit which expire on February 24, 2012.  Although the stated
    maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

(3) At March 31, 2008, interest rates on these loans ranged from 6.92% to 7.50%.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt and Energy Recovery Bonds as of March 31, 2008
(in millions, except interest rates)

	2008	2009	2010	2011	2012		Thereafter	Total
LONG-TERM DEBT:
PG&E Corporation
Average fixed interest rate	-	-	9.50%	-	-		-	9.50%
Fixed rate obligations	-	-	$280	-	-		-	$280
Utility
Average fixed interest rate	-	3.60%	-	4.20%	-		5.70%	5.43%
Fixed rate obligations	-	$600	-	$500	-		$6,345	$7,445
Variable interest rate as of March 31, 2008	-	-	-	-	1.02%		4.47%	2.26%
Variable rate obligations	-	-	-	-	$614	(1)	$154 (2)	$768
Total consolidated long-term debt	-	$600	$280	$500	$614		$6,499	$8,493

(1) The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on February 24, 2012. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2012.

ENERGY RECOVERY BONDS (1):	2008	2009	2010	2011	2012	Total
Utility
Average fixed interest rate	4.19%	4.36%	4.49%	4.59%	4.66%	4.47%
Energy recovery bonds	$271	$370	$386	$404	$422	$1,853

1. These bonds were issued by PG&E Energy Recovery Funding LLC (“PERF”), a wholly owned consolidated subsidiary of Pacific Gas and Electric Company.  The proceeds were used by PERF to purchase from Pacific Gas and Electric Company the right, known as "recovery property," to be paid a specified amount from a dedicated rate component.  While PERF is a wholly owned subsidiary of Pacific Gas and Electric Company, it is legally separate from Pacific Gas and Electric Company.  The assets (including the recovery property) of PERF are not available to creditors of Pacific Gas and Electric Company or PG&E Corporation, and the recovery property is not legally an asset of Pacific Gas and Electric Company or PG&E Corporation.

2. The stated maturity dates for these pollution control bond loan agreements are December 2016 and November 2026; however these bonds were repurchased by Pacific Gas and Electric Company in April 2008.

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number

Cost of Capital 2008
CPUC proceeding to establish capital structure and cost of capital for the California investor-owned electric utilities.  The CPUC issued a final decision on December 20, 2007, maintaining Pacific Gas and Electric Company’s  authorized ROE at 11.35% and its common equity ratio at 52%.
In the second phase of the proceeding, the CPUC will consider a cost of capital adjustment mechanism to replace the annual cost of capital proceeding.
A.07-05-008 D.07-12-049

Transmission Owner 10 Rate Case (TO10)
Primary FERC annual ratemaking proceeding to determine electric transmission revenues and wholesale and retail transmission rates.  FERC issued an order on September 28, 2007, accepting the proposed $78 million increase, subject to refund, effective March 1, 2008.
ER07-1213-000

Energy Efficiency Order Instituting Rulemaking (OIR) Post-2005
On September 20, 2007, and modified on January 30, 2008, the CPUC established incentive ratemaking mechanisms applicable to the California investor-owned utilities’ implementation of their 2006-2008 and 2009-2011 energy efficiency program cycles.

R.06-04-010 D.08-01-042

Smart Meter Program Upgrade Application	The Utility has requested CPUC approval to upgrade elements of the SmartMeterTM program and to recover additional capital expenditures related to the proposed upgrade.	A.07-12-009

Discussion of these regulatory cases is included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, and PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2007.

Table 16: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)

	(Unaudited)
	Three Months Ended March 31,
	2008	2007
Operating Revenues
Electric	$2,514	$2,175
Natural gas	1,219	1,181
Total operating revenues	3,733	3,356
Operating Expenses
Cost of electricity	1,027	723
Cost of natural gas	775	754
Operating and maintenance	1,036	920
Depreciation, amortization, and decommissioning	402	430
Total operating expenses	3,240	2,827
Operating Income	493	529
Interest income	26	52
Interest expense	(187	(190
Other income, net	2	4
Income Before Income Taxes	334	395
Income tax provision	110	139
Net Income	$224	$256

Weighted Average Common Shares Outstanding, Basic	355	349
Weighted Average Common Shares Outstanding, Diluted	356	351
Net Earnings Per Common Share, Basic	$0.62	$0.71
Net Earnings Per Common Share, Diluted	$0.62	$0.71
Dividends Declared Per Common Share	$0.39	$0.36

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 17: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	Balance at
	March 31, 2008 (Unaudited)	December 31, 2007
ASSETS
Current Assets
Cash and cash equivalents	$253	$345
Restricted cash	1,305	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $61 million in 2008 and $58 million in 2007)	2,260	2,349
Regulatory balancing accounts	1,179	771
Inventories:
Gas stored underground and fuel oil	100	205
Materials and supplies	164	166
Income taxes receivable	105	61
Prepaid expenses and other	390	255
Total current assets	5,756	5,449
Property, Plant, and Equipment
Electric	25,920	25,599
Gas	9,738	9,620
Construction work in progress	1,664	1,348
Other	17	17
Total property, plant, and equipment	37,339	36,584
Accumulated depreciation	(13,117)	(12,928)
Net property, plant, and equipment	24,222	23,656
Other Noncurrent Assets
Regulatory assets	4,349	4,459
Nuclear decommissioning funds	1,932	1,979
Other	1,187	1,089
Total other noncurrent assets	7,468	7,527
TOTAL ASSETS	$37,446	$36,632

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 17 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance at
	March 31, 2008 (Unaudited)	December 31, 2007
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$73	$519
Long-term debt, classified as current	754	-
Energy recovery bonds, classified as current	359	354
Accounts payable:
Trade creditors	1,070	1,067
Disputed claims and customer refunds	1,628	1,629
Regulatory balancing accounts	734	673
Other	497	394
Interest payable	675	697
Deferred income taxes	168	-
Other	1,706	1,374
Total current liabilities	7,664	6,707
Noncurrent Liabilities
Long-term debt	7,721	8,171
Energy recovery bonds	1,494	1,582
Regulatory liabilities	4,663	4,448
Asset retirement obligations	1,598	1,579
Income taxes payable	241	234
Deferred income taxes	3,053	3,053
Deferred tax credits	98	99
Other	1,969	1,954
Total noncurrent liabilities	20,837	21,120
Commitments and Contingencies (Notes 4, 5, 10, and 11)
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 379,897,758 common and 1,381,424 restricted shares in 2008 and issued 378,385,151 common and 1,261,125 restricted shares in 2007	6,162	6,110
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Reinvested earnings	3,237	3,151
Accumulated other comprehensive income	12	10
Total common shareholders' equity	8,693	8,553
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$37,446	$36,632

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 18: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Three Months Ended March 31,
	2008	2007
Cash Flows From Operating Activities
Net income	$224	$256
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	417	454
Deferred income taxes and tax credits, net	167	142
Other changes in noncurrent assets and liabilities	111	68
Net effect of changes in operating assets and liabilities:
Accounts receivable	89	235
Inventories	107	75
Accounts payable	144	(86)
Income taxes receivable/payable	(37)	58
Regulatory balancing accounts, net	(356)	(275)
Other current assets	103	173
Other current liabilities	68	(117)
Other	(2)	(7)
Net cash provided by operating activities	1,035	976
Cash Flows From Investing Activities
Capital expenditures	(853)	(673)
Net proceeds from sale of assets	6	4
Decrease (increase) in restricted cash	2	(11)
Proceeds from nuclear decommissioning trust sales	164	181
Purchases of nuclear decommissioning trust investments	(117)	(199)
Net cash used in investing activities	(798)	(698)
Cash Flows From Financing Activities
Repayments under accounts receivable facility and working capital facility	(250)	(300)
Net repayment of commercial paper, net of discount of $4 million in 2007	(198)	(425)
Proceeds from issuance of long-term debt, net of premium and discount and issuance costs of $2 million in 2008 and $10 million in 2007	598	690
Long-term debt matured, redeemed or repurchased	(300)	-
Rate reduction bonds matured	-	(75)
Energy recovery bonds matured	(83)	(83)
Common stock issued	39	26
Common stock dividends paid	(129)	(123)
Other	(6)	26
Net cash used in financing activities	(329)	(264)
Net change in cash and cash equivalents	(92)	14
Cash and cash equivalents at January 1	345	456
Cash and cash equivalents at March 31	$253	$470
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$189	$128
Income taxes paid (refunded), net	-	57
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$139	$126
Capital expenditures financed through accounts payable	242	142

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)

		(Unaudited)
		Three Months Ended March 31,
		2008		2007
Operating Revenues
Electric		$2,514	$	$ 2,175
Natural gas		1,219		1,181
Total operating revenues		3,733		3,356
Operating Expenses
Cost of electricity		1,027		723
Cost of natural gas		775		754
Operating and maintenance		1,036		919
Depreciation, amortization, and decommissioning		402		429
Total operating expenses		3,240		2,825
Operating Income		493		531
Interest income		24		48
Interest expense		(180)		(182)
Other income, net		19		9
Income Before Income Taxes		356		406
Income tax provision		120		145
Net Income		236		261
Preferred stock dividend requirement		3		3
Income Available for Common Stock	$	$ 233	$	$ 258

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	March 31, 2008 (Unaudited)	December 31, 2007
ASSETS
Current Assets
Cash and cash equivalents	$62	$141
Restricted cash	1,305	1,297
Accounts receivable:
Customers (net of allowance for doubtful accounts of $61 million in 2008 and $58 million in 2007)	2,260	2,349
Related parties	2	6
Regulatory balancing accounts	1,179	771
Inventories:
Gas stored underground and fuel oil	100	205
Materials and supplies	164	166
Income taxes receivable	38	15
Prepaid expenses and other	387	252
Total current assets	5,497	5,202
Property, Plant, and Equipment
Electric	25,920	25,599
Gas	9,738	9,620
Construction work in progress	1,664	1,348
Total property, plant, and equipment	37,322	36,567
Accumulated depreciation	(13,102)	(12,913)
Net property, plant, and equipment	24,220	23,654
Other Noncurrent Assets
Regulatory assets	4,349	4,459
Nuclear decommissioning funds	1,932	1,979
Related parties receivable	28	23
Other	1,094	993
Total other noncurrent assets	7,403	7,454
TOTAL ASSETS	$37,120	$36,310

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance at
	March 31, 2008 (Unaudited)	December 31, 2007
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$73	$519
Long-term debt, classified as current	754	-
Energy recovery bonds, classified as current	359	354
Accounts payable:
Trade creditors	1,070	1,067
Disputed claims and customer refunds	1,628	1,629
Related parties	27	28
Regulatory balancing accounts	734	673
Other	481	370
Interest payable	668	697
Income taxes payable	3	-
Deferred income taxes	174	4
Other	1,525	1,200
Total current liabilities	7,496	6,541
Noncurrent Liabilities
Long-term debt	7,441	7,891
Energy recovery bonds	1,494	1,582
Regulatory liabilities	4,663	4,448
Asset retirement obligations	1,598	1,579
Income taxes payable	103	103
Deferred income taxes	3,095	3,104
Deferred tax credits	98	99
Other	1,862	1,838
Total noncurrent liabilities	20,354	20,644
Commitments and Contingencies (Notes 4, 5, 10, and 11)
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 283,856,022 shares in 2008 and issued 282,916,485 shares in 2007	1,419	1,415
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	2,268	2,220
Reinvested earnings	5,785	5,694
Accumulated other comprehensive income	15	13
Total shareholders' equity	9,270	9,125
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$37,120	$36,310

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Table 21: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	(Unaudited)
	Three Months Ended March 31,
	2008	2007
Cash Flows From Operating Activities
Net income	$236	$261
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	417	454
Deferred income taxes and tax credits, net	160	143
Other changes in noncurrent assets and liabilities	106	68
Net effect of changes in operating assets and liabilities:
Accounts receivable	88	237
Inventories	107	75
Accounts payable	149	(99)
Income taxes receivable/payable	(20)	41
Regulatory balancing accounts, net	(356)	(275)
Other current assets	104	174
Other current liabilities	65	(98)
Other	(2)	(7)
Net cash provided by operating activities	1,054	974
Cash Flows From Investing Activities
Capital expenditures	(853)	(673)
Net proceeds from sale of assets	6	4
Decrease (increase) in restricted cash	2	(11)
Proceeds from nuclear decommissioning trust sales	164	181
Purchases of nuclear decommissioning trust investments	(117)	(199)
Net cash used in investing activities	(798)	(698)
Cash Flows From Financing Activities
Repayments under accounts receivable facility and working capital facility	(250)	(300)
Net repayment of commercial paper, net of discount of $4 million in 2007	(198)	(425)
Proceeds from issuance of long-term debt, net of premium and discount and issuance costs of $2 million in 2008 and $10 million in 2007	598	690
Long-term debt matured, redeemed or repurchased	(300)	-
Rate reduction bonds matured	-	(75)
Energy recovery bonds matured	(83)	(83)
Equity infusion from PG&E Corporation	50	-
Common stock dividends paid	(142)	(127)
Preferred stock dividends paid	(3)	(3)
Other	(7)	14
Net cash used in financing activities	(335)	(309)
Net change in cash and cash equivalents	(79)	(33)
Cash and cash equivalents at January 1	141	70
Cash and cash equivalents at March 31	$62	$37
Supplemental disclosures of cash flow information
Cash paid for:
Interest (net of amounts capitalized)	$189	$115
Income taxes paid, (refunded), net	-	(30)
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$242	$142

Source:  PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.